UNITED STATES

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report Pursuant

to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 26, 2006

PARTNERS TRUST FINANCIAL GROUP, INC.
(Exact name of registrant as specified in its charter)
Delaware (State or other jurisdiction of incorporation)	001-31277 (Commission File Number)	75-2993918 (IRS Employer Identification No.)
233 Genesee Street, Utica, New York (Address of principal executive offices)		13501 (Zip code)

Registrant's telephone number, including area code: (315) 768-3000

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)) Rule 425, Rule 14a-12 and Instruction 2 to Rule 14d-2(b)(2)

Item 4.01. Changes in Registrant's Certifying Accountant

On April 26, 2006, the Partners Trust Bank Incentive Savings Plan (the "Plan") dismissed KPMG LLP ("KPMG") as the independent registered public accounting firm for the Plan. On April 26, 2006 the Plan engaged D'Arcangelo & Co., LLP ("D'Arcangelo") as its independent registered public accounting firm for the fiscal year ended December 31, 2005.

The decision to change the independent registered public accounting firm for the Plan was approved by the Board of Directors of Partners Trust Financial Group, Inc. (the "Company"), and is expected to be ratified by the Company's Audit Committee at its next regularly scheduled meeting.

The audit reports of KPMG on the Plan's financial statements as of and for the years ended December 31, 2004 and 2003 contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principle.

During the two fiscal years ended December 31, 2005 and through April 26, 2006 there were (i) no disagreements with KPMG on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of KPMG, would have caused KPMG to make reference thereto in their reports on the financial statements for such years, and (ii) no reportable events (as such term is defined in Item 304(a)(1)(v) of Regulation S-K). The Plan has requested that KPMG furnish it with a letter addressed to the SEC stating whether or not KPMG agrees with the above statements. A copy of such letter from KPMG is filed as Exhibit 16.1 to this Current Report on Form 8-K.

During the two fiscal years ended December 31, 2005 and through April 26, 2006, the Plan did not consult D'Arcangelo regarding either: (i) the application of accounting principles to a specified transaction, either completed or proposed; or the type of audit opinion that might be rendered on the Plan's financial statements, and neither a written report was provided to the Plan or oral advice was provided that D'Arcangelo concluded was an important factor considered by the Plan in reaching a decision as to the accounting, auditing or financial reporting issue; or (ii) any matter that was either the subject of a disagreement (as such term is defined in Item 304(a)(1)(iv) and the related instructions to Regulation S-K), or a reportable event (as such term is defined in Item 304(a)(1)(v) of Regulation S-K).

Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

On May 1, 2006, J. Daniel Mohr informed the Company of his intention to resign as Chief Financial Officer effective May 1, 2006, to accept a position with another financial institution.

Effective May 2, 2006, the Company appointed Amie Estrella as acting chief accounting officer of the Company. Ms. Estrella will serve as the Company's principal accounting officer for SEC reporting purposes.

Prior to her appointment as acting chief accounting officer, Ms. Estrella, 35, worked as Assistant Vice President, Manager of Planning and Financial Analysis, for the Company from August 2005 to May 2006, and as Vice President and Controller from February 2002 to July 2005. Prior to that she served as Controller of Rome Savings Bank from January 2001 to January 2002.

Item 9.01 Financial Statements and Exhibits

(a) Not Applicable.

(b) Not Applicable.

(c) Not Applicable.

(d) Exhibits.
Exhibit Number	Description
16.1	Letter from KPMG LLP concurring with the statements contained in this Current Report on Form 8-K.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PARTNERS TRUST FINANCIAL GROUP, INC.
(Registrant)

/s/ John A. Zawadzki

John A. Zawadzki

President and Chief Executive Officer

Date: May 2, 2006

INDEX TO EXHIBITS

The following Exhibits are filed with this Current Report:
Exhibit Number	Description
16.1	Letter from KPMG LLP concurring with the statements contained in this Current Report on Form 8-K.